THE EQUITY PROTECTOR(R)
                          SUPPLEMENT DATED MAY 1, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 1989

THE FOLLOWING INFORMATION MODIFIES AND SUPPLEMENTS INFORMATION PROVIDED ON PAGE 4 OF THE PROSPECTUS UNDER THE HEADING "7. HOW ARE NET PREMIUMS ALLOCATED?" AND ON PAGES 12-13 UNDER THE HEADING "INVESTMENTS OF THE SERIES ACCOUNT - WRL SERIES FUND":

         Beginning September 1, 2000, you may direct the money in your Policy into two new Sub-Accounts of the WRL Series Life Account. Each Sub-Account invests exclusively in a new Portfolio of the WRL Series Fund, Inc. ("WRL Fund"). The investment objectives of these new Portfolios are summarized below. There is no assurance that any of the Portfolios will achieve its stated objective. More detailed information, including a description of risks, can be found in the WRL Fund Prospectus for these two new Portfolios, and should be read carefully.

------------------------------------- ----------------------------------- -----------------------------------
             PORTFOLIO                      SUB-ADVISER OR ADVISER               INVESTMENT OBJECTIVE
WRL Great Companies - Global(2)       Great Companies, L.L.C.             Seeks long-term growth of capital
                                                                          in a manner consistent with
                                                                          preservation of capital.

WRL Gabelli Global Growth             Gabelli Asset Management Company    Seeks to provide investors with
                                                                          appreciation of capital.  Current
                                                                          income is a secondary objective.
------------------------------------- ----------------------------------- -----------------------------------

THE FOLLOWING INFORMATION REPRESENTS BOTH THE ACTUAL ANNUAL EXPENSES OF THE EXISTING PORTFOLIOS INCURRED DURING 1999 (EXCEPT AS NOTED IN THE FOOTNOTES), AND THE ESTIMATED ANNUAL EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, OF THE NEW
PORTFOLIOS:

FUND ANNUAL EXPENSES (1) (as a percentage of average portfolio assets after fee waivers and expense reimbursements)

                           WRL GREAT                WRL GABELLI
                           COMPANIES -              GLOBAL
                           GLOBAL 2 (10)            GROWTH (10)
                           ------------             ----------

Management Fees              0.80%                    1.00%
Other Expenses               0.20%                    0.20%
12b-1 Fee                     N/A                       N/A
  Total Annual  Expenses     1.00%                    1.20%
-----------------

(9) WRL Management has undertaken, until at least April 30, 2001, to pay expenses on behalf of the Portfolios of the WRL Fund to the extent normal operating expenses of a Portfolio exceed a stated percentage of each Portfolio's average daily net assets. The expense limit, the amount reimbursed by WRL Management during 1999 and the expense ratio without the reimbursement are listed below for each portfolio:

-----------------------------------------------------------------------------------
                                                                       EXPENSE RATIO
   PORTFOLIO                                EXPENSE     REIMBURSEMENT     WITHOUT
                                              LIMIT         AMOUNT     REIMBURSEMENT
-----------------------------------------------------------------------------------
WRL VKAM Emerging Growth                     1.00%       $    N/A          N/A
WRL T. Rowe Price Small Cap                  1.00%         63,542        2.46%
WRL Goldman Sachs Small Cap                  1.00%         60,555        5.57%
WRL Pilgrim Baxter Mid Cap Growth            1.00%         34,986        1.40%
WRL Alger Aggressive Growth                  1.00%            N/A         N/A
WRL Third Avenue Value                       1.00%         10,734        1.06%
WRL Value Line Aggressive Growth             1.00%            N/A         N/A
WRL GE International Equity                  1.20%        112,088         1.84%
WRL Janus Global                             1.00%            N/A         N/A
WRL Gabelli Global Growth                    1.20%            N/A         N/A
WRL Great Companies - Global (2)             1.00%            N/A         N/A
WRL Great Companies - TechnologySM           1.00%            N/A         N/A
WRL Janus Growth                             1.00%            N/A         N/A
WRL Goldman Sachs Growth                     1.00%         49,677        2.68%
WRL GE U.S. Equity                           1.00%            N/A         N/A
WRL Great Companies - AmericaSM              1.00%            N/A         N/A
WRL Salomon All Cap                          1.00%         53,174        2.87%
WRL C.A.S.E. Growth                          1.00%            N/A         N/A
WRL Dreyfus Mid Cap                          1.00%         34,541        4.89%
WRL NWQ Value Equity                         1.00%            N/A         N/A
WRL T. Rowe Price Dividend Growth            1.00%         46,989        2.35%
WRL Dean Asset Allocation                    1.00%            N/A         N/A
WRL LKCM Strategic Total Return              1.00%            N/A         N/A
WRL J.P. Morgan Real Estate Securities       1.00%         51,924        2.69%
WRL Federated Growth & Income                1.00%            N/A         N/A
WRL AEGON Balanced                           1.00%            N/A         N/A
WRL AEGON Bond                               0.70%            N/A         N/A
WRL J.P. Morgan Money Market                 0.70%            N/A         N/A
-----------------------------------------------------------------------------------

(10) Because these Portfolios did not commence operations until September 1, 2000, the percentages set forth as "Other Expenses" and "Total Annual Expenses" reflect estimates of "Other Expenses" for the first year of operations.

THE FOLLOWING PARAGRAPH REPLACES THE PARAGRAPH ON PAGE 31 UNDER THE HEADING "LEGAL PROCEEDINGS":

         Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.

THE SIXTH PARAGRAPH ON PAGE 33 OF THE PROSPECTUS UNDER THE HEADING "APPENDIX A - ILLUSTRATION OF BENEFITS" IS CHANGED, AS FOLLOWS:

         Because WRL Great Companies - AmericaSM, WRL Great Companies - TechnologySM, WRL Value Line Aggressive Growth, WRL Great Companies - Global2 and WRL Gabelli Global Growth portfolios, Fidelity VIP Equity-Income Portfolio - Service Class 2, Fidelity VIP II Contrafund(R) Portfolio - Service Class 2 and Fidelity VIP III Growth Opportunities Portfolio - Service Class 2 had not commenced operations as of December 31, 1999, the estimated average annual Portfolio expense level reflects estimated expenses for each of these Portfolios for 2000.

WRL00034-9/2000